SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                                     OneCap
.................................................................................
                  (Name of Registrant as Specified in Charter)
.................................................................................
(Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
        Item 22(a)(2) of Schedule 14A.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:
             ...................................................................
         2)  Aggregate number of securities to which transaction applies:
             ...................................................................
         3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)  Proposed maximum aggregate value of transaction:
             ...................................................................
         5)  Total fee paid:
             ...................................................................

[ ]     Fee paid previously with preliminary materials

[ ]     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.
        1)       Amount Previously Paid:........................................
        2)       Form, Schedule or Registration Statement No....................
        3)       Filing Party:..................................................
        4)       Date Filed:....................................................
--------------------------------------------------------------------------------

                                  [ONECAP LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held November 22, 2002

         The Annual Meeting of Shareholders (the "Annual Meeting") of OneCap, a Nevada corporation (the "Company"), will be held at the Company's business offices, located at 5450 West Sahara Avenue, 2d Floor, Las Vegas, Nevada 89146, on Friday, November 22, 2002, at 10:00 am., local time, for the following purposes:

          1.   To elect two  directors  of the  Company to serve  until the 2003
               Annual  Meeting  of  Shareholders   or  until  their   respective
               successors are elected and qualified;

          2. To ratify the appointment of Bradshaw Smith & Co., LLP, as the independent public accountants for the Company for the year ending June 30, 2003; and

          3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement that is attached to and made a part of this Notice.

         The Board of Directors has fixed the close of business on October 10, 2002, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         All shareholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,


/s/ Vincent W. Hesser


Vincent W. Hesser
President and Chief Executive Officer
Las Vegas, Nevada
October 21, 2002

                                  [ONECAP LOGO]

                       5450 West Sahara Avenue, 2nd Floor
                             Las Vegas, Nevada 89146


                                 PROXY STATEMENT

General

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of OneCap, a Nevada corporation (the "Company" or "OneCap"), of proxies in the enclosed form for use in voting at the Annual Meeting of Shareholders (the "Annual Meeting"), to be held at the Company's business offices, located at 5450 West Sahara Avenue, 2nd Floor, Las Vegas, Nevada, on Friday, November 22, 2002, at 10:00 am. local time, and any adjournment or postponement thereof.

         This Proxy Statement, the enclosed proxy card, and the Company's Annual Report on Form 10-KSB for the year ended June 30, 2002, are being mailed on or about October 22, 2002, to Shareholders entitled to vote at the meeting.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Record Date; Voting Securities

         The close of business on Thursday, October 10, 2002, has been fixed as the record date (the "Record Date") for determining the holders of shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had 8,896,618 shares of Common Stock outstanding held of record by 56 shareholders.

Voting and Solicitation

         Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters, subject to the conditions described below.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector"), with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present at the Annual Meeting. The presence of a quorum is required to transact the business proposed to be transacted at the Annual Meeting. The presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (as defined below) will be counted for purposes of determining the presence or absence of a quorum. Directors will be elected by a plurality of the votes cast by the holders of the Company's Common Stock voting in person or by proxy at the Annual Meeting. In order to be adopted, the proposal to ratify the Company's appointment of the designated independent public accountants will require the affirmative vote of a majority of the votes represented by the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Abstentions will have the same practical effect as a negative vote on the proposal to ratify the Company's appointment of the designated independent public accountants.

         The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of each of the two nominees named below, FOR ratification of the appointment of the designated independent public accountants, and as the proxy holders deem advisable on other matters that may come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as voting with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general requirements of Nevada law concerning voting of shares and determination of a quorum.

         The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

PROPOSAL NO. 1    ELECTION OF DIRECTORS

Nominees

         At the Annual Meeting, the shareholders will elect two directors to serve until the 2003 Annual Meeting of Shareholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the Board may be reduced in accordance with the Bylaws of the Company. As of the date of this Proxy Statement, the Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

         Assuming a quorum is present, the two nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Shareholders are not entitled to cumulate votes in the election of directors. Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. The names of the nominees, their ages as of October 23, 2001, and certain other information about them are set forth below:

                  Name                              Age

         Steven D. Molasky                           50

         Vincent W. Hesser                           36


There are no family relationships among any of the directors or executive officers of the Company.


     Steven D. Molasky, Chairman of the Board of Directors - Mr. Molasky has extensive experience in the real estate development business dating back to the late 1960's. Through his various companies, including Pacific Homes and Pacific Properties, Mr. Molasky has developed (i) homes and condominiums, (ii) apartment complexes, and (iii) distribution and industrial product, master-planned communities, retail shopping centers and high rise office buildings.

     Mr.  Molasky  specializes  in real estate  financing,  having  nurtured and developed strong, long-term relationships within the financing industry. Entities with whom he has worked or developed relationships include Prudential Real Estate, Long Term Credit Bank of Japan, Northwestern Mutual Life Insurance Company, Teachers Insurance and Annuity Association, Bank One, Nomura Asset Capital Corporation, and Capital Company of America. Also included are liaisons with local and regional financial institutions.

         Mr. Molasky has served as a founding member and past chairman of the Nevada Institute for Contemporary Art, was appointed by the Clark County Commission as a director and board member of the McCarran Arts Advisory Council, and was appointed by the Nevada Legislature as a board member of the Nevada Nuclear Projects Commission. Mr. Molasky also serves as a trustee/director of the University of Nevada, Las Vegas Foundation, and is a member of the Young President's Organization.

         Vincent W. Hesser, President, Chief Executive Officer and Director - Mr. Hesser's areas of responsibility include coordinating the development of corporate policies, goals and objectives relative to company operations, lender and investor relations, and financial performance and growth. Mr. Hesser oversees the Company's daily operations and business affairs to ensure that its business objectives are achieved. During his tenure as a finance executive at Pacific Properties (1992-1999), Mr. Hesser obtained project equity and debt financing for various real estate projects, and he oversaw the build-out of housing, apartment, and commercial real estate projects.

         Mr. Hesser began his career at PriMerit Bank (subsequently purchased by Norwest) in Las Vegas, Nevada. He was responsible for analyzing, evaluating and reporting on numerous real estate joint ventures over twenty real estate and development companies throughout the southwestern United States. He also assisted PriMerit in its reviews with the Office of Thrift Supervision (OTS) and Federal Deposit Insurance Corporation (FDIC) with respect to those investments.

         Mr. Hesser is a graduate of Southern Utah University (Class of 1990) and earned his Master of Accountancy degree, summa cum laude and with high distinction. He has obtained his CPA Certificate and also holds a general contractors' license in the State of Nevada.

Meetings and Committees of the Board of Directors

         During the year ended June 30, 2002, the Board met monthly, and no director then in office attended fewer than 75% of the aggregate number of meetings of the Board.

Director Compensation

         The Company pays a fee of $500 to its outside directors for each meeting they attend in person. The Company reimburses its directors for their out-of-pocket expenses incurred in the performance of their duties as directors of the Company.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 2    RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         Effective July 1, 2002, the Company engaged Bradshaw Smith & Co., LLP ("Bradshaw Smith") as its independent public accountants for the year ending June 30, 2003. In the event that ratification of this selection of accountants is not approved by a majority of the shares of Common Stock of the Company voting at the Annual Meeting in person or by proxy, management will review its future selection of accountants.

         A representative of Bradshaw Smith is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BRADSHAW SMITH & CO., LLP, AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2003.


         Security Ownership of Certain Beneficial Owners and Management


         The following table sets forth certain information as of June 30, 2002, with respect to the beneficial ownership of the Company's Common Stock by all persons known by the Company to be beneficial owners of more than 5% of any such outstanding classes, and by each director and executive officer, key employees and by all officers, directors, and key employees as a group. Currently, there are 8,770,418 shares issued and outstanding of the Company's Common Stock. The named beneficial owner has, to the Company's knowledge, sole voting and investment power with respect to the shares listed as owned by such owner.


--------------------------------------- ------------------------------------ ----------------------------------
          Name and Address                       Number of Shares              Percent of Outstanding Shares
                               Beneficially Owned
--------------------------------------- ------------------------------------ ----------------------------------

Steven D. Molasky                                     5,000,000                            57.01%
3111 S. Maryland Parkway
Las Vegas, NV 89109

Vincent W. Hesser                                     1,941,500                            22.14%
5450 W. Sahara Ave, 2nd Floor
Las Vegas, NV 89146

Eric Bordenave                                           53,200                             0.60%
5450 W. Sahara Ave, 2nd Floor
Las Vegas, NV 89146

Heidi Williams                                            4,000                             0.05%
5450 W. Sahara Ave, 2nd Floor
Las Vegas, NV 89146

All Officers, Directors and Key                       7,001,700                            79.83%
Employees as a Group
(4 Persons)

Total Issued and Outstanding                          8,770,418
--------------------------------------- ------------------------------------ ----------------------------------


                EXECUTIVE OFFICER COMPENSATION AND OTHER MATTERS

              Executive Compensation

Directors' Meetings and Compensation

         The Company's operations are managed under the broad supervision of the Board of Directors who have the ultimate responsibility for the establishment and implementation of the Company's general operating philosophy, objectives, goals and policies. During the year ended June 30, 2002, board members and executives serving as board members received no compensation except as described in the Summary Compensation Table.


Compensation of Executive Officers


                           Summary Compensation Table


         The following table provides certain summary information concerning compensation paid or accrued during each of the last three fiscal years to the Company's President and Chief Executive Officer and to each of the named executive officers of the Company whose total annual compensation was more than $100,000, (the "Named Executive Officers"):



                                                  Annual Compensation                      Long Term Compensation
---------------- ----------------- --------------------------------------------------- -------------------------------
    Name of       Position with    Fiscal      Salary          Bonus         Other       Awards         All Other
  Individual         Company        Year                                                              Compensation
---------------- ----------------- ------- --------------- -------------- ------------ ------------ ------------------

Steven D.        Chairman of the    2001          0              0             0            0               0
Molasky          Board of
                 Directors

                                    2002          0              0             0            0               0

Vincent W.       President,         2001     56,250 (1)          0             0            0               0
Hesser           Chief Executive
                 Officer and
                 Director

                                    2002    200,000              0             0            0               0

Heidi Williams   Vice President     2001     52,500          6,600             0            0               0
                 - Mortgage
                 Operations

                                    2002     55,000          3,300             0            0               0

Eric Bordenave   Vice President     2001     90,000         10,000             0            0               0
                 - Broker

                                    2002     90,000         15,445             0            0               0

Tammy            Secretary and      2001      6,000 (1)          0             0            0               0
Hardcastle       Treasurer

                                    2002     24,000              0             0            0               0
---------------- ----------------- ------- --------------- -------------- ------------ ------------ ------------------

(1) Vincent W. Hesser had current total annual salary compensation of $175,000 from OneCap as President, CEO, and Director beginning April 1, 2001, and was paid a total of $12,500 during the period July 1, 2000 to March 31, 2001. Ms. Tammy Hardcastle has current total annual salary compensation of $24,000 from

OneCap as Secretary and Treasurer beginning April 1, 2001

Management's salary will be based upon the performance of the Company. Management's performance bonuses will be decided by a majority of the Board of Directors of the Company. In addition, management's base salaries can be increased by the Board of Directors of the Company based on the attainment of financial and other performance guidelines set by the Company.

         Members of the Company's Board of Directors will serve until the next annual meeting of the stockholders and until their successors are duly elected and qualified, unless earlier removed as provided in the Bylaws of the Company. Executive officers are appointed and serve terms determined at the discretion of the Board of Directors.

         The following table contains information concerning individual grants of stock options made during the year ended June 30, 2001 to the Named Executive Officers.



            Option/SAR Grants in Last Fiscal Year (Individual Grants)





            Name                Shares Underlying        % of Total Options       Exercise Price     Expiration Date
                                 Options Granted       Granted in Fiscal 2002      ($ per share)
----------------------------- ----------------------- -------------------------- ------------------ ------------------
Steven Molasky                          0                           -                   -                  -

Vincent Hesser                       150,000                   100.0%                 $1.00             01/29/07

Heidi Williams                          0                           -                   -                  -

Eric Bordenave                          0                           -                   -                  -

Tammy Hardcastle                        0                           -                   -                  -
----------------------------- ----------------------- -------------------------- ------------------ ------------------

Each of these options vest in full and are exercisable on January 2, 2003, the second anniversary of the granting date. None of the options are exercisable as of the Company's fiscal year June 30, 2002.

Certain Relationships And Related Transactions


In consideration for the Company's initial issuance of 100 shares of Common Stock, Mr. Steven Molasky contributed net assets to the Company with an aggregate value of $19,600, consisting of $15,500 in furniture and equipment, $3,200 in accounts receivable, $200 in petty cash, and $700 in inter-company receivables.

Conflict of Interest Policy

OneCap acts as a service company to several affiliated companies, and obtains standard commission or fees for doing so. In order to avoid conflicts of interest, OneCap has developed the following policy:

     1. Payment of fair and appropriate fees to OneCap for services rendered. Any transaction that results or will result in the payment of fees, commissions, incentives, or any type of consideration whatsoever from or to OneCap by any related party, any individual employed by a related party, or any independent contractor requires an approval by the President of OneCap prior to entering into any such transaction. This policy is not written to be all-inclusive, and any transaction that might fall under this policy should be brought to the attention of the President of OneCap before the fact for clarification on how it will be handled. The transactions that fall under this policy include:

          a. Any real estate commission listing agreement with OneCap and a related party to sell company-owned real property.

          b. Any real estate commission listing agreement with OneCap and an employee of a related party to sell employee-owned real property.

          c. Any real estate commission listing agreement with OneCap and an independent contractor with a related party to sell his or her real property.

          d. Any real estate agreement with a related party to purchase any real property in which OneCap acts as buyer agent.

          e. Any real estate agreement with an employee of a related party to purchase any real property in which OneCap acts as buyer agent.

          f. Any real estate agreement with an independent contractor with a related party to purchase any real property in which OneCap acts as buyer agent.

          g. Any other real estate transaction, in which OneCap represents either as a buyer or seller agent, or principal, any related party in the sale, purchase, or lease of any real property.

          h. Any transaction in which OneCap brokers any mortgage loan or any type of financing for an employee, independent contractor, or related parties of OneCap.

          i. Any services or work performed by OneCap or its employees at the request of any related party.

          j. Any payments or agreements for payment made to or from OneCap and any related party, employees, or independent contractors.

Any questions regarding this policy should be referred to the President of OneCap for clarification.

2. Referral Fees Paid Out to Brokers. OneCap has a strict policy regarding payments of referral fees to brokers for loan or real estate transactions. All brokers must have a valid state license for the type of transaction they are submitting, and OneCap will not pay any referral fees to an affiliated company, or the sponsors of said company, for any business or clients they have referred to OneCap.

Insurance Coverage by a Related Party

OneCap currently has general liability insurance coverage through a related party: OneCap is a named insured under PPD policy. The liability limits are up to $1 million per occurrence.

Related Party Transactions

The following tables outline the related party transactions in which the Company has engaged during the Company's current fiscal year ending June 30, 2002:


Quarter Ended 9/30/01
-------------- --------------- ----------- --------------- ------------------------------ ------------- --------------
   Payment      Transaction    Average      Transaction               Details                Entity      Transaction
   Amount          Volume      Revenue %        Type                                                        Dates
-------------- --------------- ----------- --------------- ------------------------------ ------------- --------------
$       2,490  $       83,000       3.00%   Real Estate    OneCap represented the           Pacific         9/01
                                             Commission    seller in a home sale             Homes
                                                           transaction
-------------- --------------- ----------- --------------- ------------------------------ ------------- --------------
$     166,712  $   33,682,218       0.50%     Mortgage     OneCap procured a                  EDH           8/01
                                             Broker Fee    construction loan for a         Apartments
                                                           related entity                     LLC
-------------- --------------- ----------- --------------- ------------------------------ ------------- --------------
$     169,202  $   33,765,218       0.50%                  Total Related Party Revenues
-------------- --------------- ----------- --------------- ------------------------------ ------------- --------------
$      30,825       N/A           N/A       Sublease by    OneCap subleases some of its     Pacific       7/01-9/01
                                             OneCap to     existing space to a related     Properties
                                              Pacific      company at the same lease          LLC
                                           Properties LLC  terms provided to OneCap
-------------- --------------- ----------- --------------- ------------------------------ ------------- --------------

Quarter Ended 12/31/01

--------------- -------------- ------------ --------------- ------------------------------ ------------ ---------------
Payment Amount   Transaction     Average     Transaction               Details               Entity      Transaction
                   Volume       Revenue %        Type                                                       Dates
--------------- -------------- ------------ --------------- ------------------------------ ------------ ---------------
$      276,260  $  27,626,000        1.00%     Mortgage     OneCap procured a                Chateau        10/01
                                              Broker Fee    construction loan for a         Alexander
                                                            related entity                     LLC
--------------- -------------- ------------ --------------- ------------------------------ ------------ ---------------
$       45,000      6,080,000        0.74%     Mortgage     OneCap procured a                7 Hills        10/01
                                              Broker Fee    construction loan for a         Business
                                                            related entity                 Center LLC
--------------- -------------- ------------ --------------- ------------------------------ ------------ ---------------
$       12,200        600,000        2.03%     Mortgage     OneCap procured a land loan     Lake Mead       12/01
                                              Broker Fee    for a related entity           Horizon LLC
--------------- -------------- ------------ --------------- ------------------------------ ------------ ---------------
$       85,550  $   4,277,500        2.00%   Real Estate    OneCap represented the buyer     Chateau        10/01
                                             Commissions    in the purchase of a land       Alexander
                                                            parcel                             LLC
--------------- -------------- ------------ --------------- ------------------------------ ------------ ---------------
$       85,378  $   1,707,552        5.00%   Real Estate    OneCap represented the buyer     Pacific        12/01
                                             Commissions    in the purchase of a land       Hilltop 2
                                                            parcel                             LLC
--------------- -------------- ------------ --------------- ------------------------------ ------------ ---------------
$      504,387  $  40,291,052        1.25%                  Total Related Party Revenues

--------------- -------------- ------------ --------------- ------------------------------ ------------ ---------------
$       32,010       N/a           N/a       Sublease by    OneCap subleases some of its     Pacific     10/01-12/01
                                                OneCap      existing space to a related    Properties
                                                            company at the same lease          LLC
                                                            terms provided to OneCap
--------------- -------------- ------------ --------------- ------------------------------ ------------ ---------------

Quarter Ended 3/31/02

--------------- -------------- ----------- --------------- ------------------------------- -------------- -------------
Payment Amount   Transaction   Average      Transaction               Details                 Entity      Transaction
                   Volume      Revenue %        Type                                                         Dates
--------------- -------------- ----------- --------------- ------------------------------- -------------- -------------
$       17,500      3,500,000       0.50%     Mortgage     OneCap procured a land loan          MF           01/02
                                             Broker Fee    for a related entity            Devco-Carlsbad
                                                                                                LLC
--------------- -------------- ----------- --------------- ------------------------------- -------------- -------------
$       59,700      2,975,000       2.01%     Mortgage     OneCap procured a land loan       Lake Mead       01/02
                                             Broker Fee    for a related entity             Horizon LLC
--------------- -------------- ----------- --------------- ------------------------------- -------------- -------------
$       25,000      1,240,000       2.02%     Mortgage     OneCap procured a land loan       Lake Mead       02/02
                                             Broker Fee    for a related entity             Horizon LLC
--------------- -------------- ----------- --------------- ------------------------------- -------------- -------------
$       25,000      1,240,000       2.02%     Mortgage     OneCap procured a land loan       Lake Mead       02/02
                                             Broker Fee    for a related entity             Horizon LLC
--------------- -------------- ----------- --------------- ------------------------------- -------------- -------------
$       16,700        825,000       2.02%     Mortgage     OneCap procured a land loan       Lake Mead       02/02
                                             Broker Fee    for a related entity             Horizon LLC
--------------- -------------- ----------- --------------- ------------------------------- -------------- -------------
$       45,200      1,500,000       3.01%     Mortgage     OneCap procured a land loan       Lake Mead       02/02
                                             Broker Fee    for a related entity             Horizon LLC
--------------- -------------- ----------- --------------- ------------------------------- -------------- -------------
$       24,835        993,383       2.50%   Real Estate    OneCap represented the seller     Lake Mead       03/02
                                             Commission    in a land sale                   Horizon LLC
--------------- -------------- ----------- --------------- ------------------------------- -------------- -------------
$       23,200      1,150,000       2.02%     Mortgage     OneCap procured a land loan       Lake Mead       03/02
                                             Broker Fee    for a related entity             Horizon LLC
--------------- -------------- ----------- --------------- ------------------------------- -------------- -------------
$      237,135  $  13,423,383       1.77%                  Total Related Party Revenues
--------------- -------------- ----------- --------------- ------------------------------- -------------- -------------
$       32,010       n/a          n/a       Sublease by    OneCap subleases a portion of      PPD LLC     01/02-03/02
                                               OneCap      its office space to a related
                                                           company
--------------- -------------- ----------- --------------- ------------------------------- -------------- -------------

Quarter ended 6/30/02

-------------- -------------- ------------- -------------- ------------------------------- -------------- -------------
   Payment      Transaction     Average      Transaction              Details                 Entity      Transaction
   Amount         Volume       Revenue, %       Type                                                         Dates
-------------- -------------- ------------- -------------- ------------------------------- -------------- -------------
$      23,400      1,160,000         2.02%    Mortgage     OneCap procured a land loan       Lake Mead       04/02
                                             Broker Fee    for a related entity             Horizon LLC
--------------- -------------- ----------- --------------- ------------------------------- -------------- -------------
$      51,880      2,584,000         2.01%    Mortgage     OneCap procured a land loan       Lake Mead       04/02
                                             Broker Fee    for a related entity             Horizon LLC
--------------- -------------- ----------- --------------- ------------------------------- -------------- -------------
$      55,000      2,740,000         2.01%    Mortgage     OneCap procured a land loan       Lake Mead       05/02
                                             Broker Fee    for a related entity             Horizon LLC
--------------- -------------- ----------- --------------- ------------------------------- -------------- -------------
$      45,700      2,275,000         2.01%    Mortgage     OneCap procured a land loan        Chateau        06/02
                                             Broker Fee    for a related entity            Summerlin LLC
-------------- -------------- ------------- -------------- ------------------------------- -------------- -------------
$     175,980  $   8,759,000         2.01%                 Total Related Party Revenues

--------------- -------------- ----------- --------------- ------------------------------- -------------- -------------
$      32,010       n/a           n/a        Sublease by   OneCap subleases a portion of      PPD LLC     04/01-06/01
                                               OneCap      its office space to a related
                                                           company
-------------- -------------- ------------- -------------- ------------------------------- -------------- -------------

The related party revenue of $85,378 in 12/01 from Pacific Hilltop 2, LLC (a consolidated affiliate) is presented as a reduction of property basis as opposed to revenue in the consolidating financial statements.

Compliance With Section 16(a) of The Exchange Act

            Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Stock with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms that they file.

            To the Company's knowledge, based solely on the Company's review of the copies of such reports received by the Company and on written representations by certain reporting persons that no reports on Form 5 were required, the Company believes that during the fiscal year ended June 30, 2002, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with in a timely manner.

           SHAREHOLDER PROPOSALS FOR 2003 ANNUAL SHAREHOLDERS' MEETING

         The Company anticipates that its annual meeting in 2003 will be held during the month of November 2003. Proposals of shareholders intended to be included in the Company's proxy statement for the Company's 2002 Annual Meeting of Shareholders must be received by OneCap, Attn: Tammy Hardcastle at 5450 West Sahara Avenue, 2d Floor, Las Vegas, Nevada, 89146, no later than June 3, 2003. If the Company is not notified of a shareholder proposal by such date, then the proxies held by management of the Company provide discretionary authority to vote against such shareholder proposal, even though such proposal is not discussed in the Proxy Statement.

                                  OTHER MATTERS

         The Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

         It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, sign and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,


/s/ Vincent W. Hesser

Vincent W. Hesser
President and Chief Executive Officer
Las Vegas, Nevada
October 21, 2002

                                      PROXY

                                     ONECAP

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ONECAP FOR
                     THE ANNUAL MEETING OF SHAREHOLDERS TO
                            BE HELD DECEMBER 20, 2001

         The undersigned shareholder of OneCap (the "Company"), a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 21, 2002, and hereby appoints Vincent W. Hesser as Proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2002 Annual Meeting of Shareholders of the Company to be held on Friday, November 22, 2002, at 10:00 am., local time, at the Company's business offices, located at 5450 West Sahara, 2nd Floor, Las Vegas, Nevada and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to cast if personally present.

         ANY SHAREHOLDER COMPLETING THIS PROXY THAT FAILS TO MARK ONE OF THE BOXES FOR THE PROPOSAL WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER, OR ITS SHARES FOR SUCH PROPOSAL AT THE MEETING, OR, IN THE CASE OF ELECTION OF DIRECTORS, FOR EACH OF THE LISTED NOMINEES. IF A BOX IS CHECKED, YOUR SHARES SHALL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

The Company's Board of Directors recommends a vote FOR each of the directors listed below and a vote FOR each of the other proposals.

1. To elect two directors of the Company to serve until the 2003 Annual Meeting of Shareholders or until their respective successors are elected and qualified:

/   /  FOR      /   / WITHHOLD AS TO ALL               /    /  FOR ALL EXCEPT

     (Instructions: If you mark the "FOR ALL EXCEPT" category above, indicate the nominees as to which you desire to withold authority by striking a line through the name of such nominee(s) in the list below:)

     Steven D. Molasky                                        Vincent W. Hesser

2. To ratify the appointment of Bradshaw Smith & Co., LLP, as the independent public accountants for the Company for the year ending June 30, 2003.

/    /  FOR          /    /  AGAINST           /    /  ABSTAIN

3. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Annual Meeting.

Please sign and date this Proxy where shown below and return it promptly:

Signed:                                                                Date:
                                               , 2002
-----------------------------------------------

SIGNATURE(S)
              ------------------------------------------------------------------



--------------------------------------------------------------------------------


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PLEASE  SIGN ABOVE  EXACTLY AS THE SHARES ARE  ISSUED.  WHEN  SHARES ARE HELD BY
JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.